Exhibit 10.2

                  SECOND AMENDMENT TO SHARE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO SHARE PURCHASE AGREEMENT (this "Agreement") is made and effective as of the 30th day of June, 2006

AMONG:
                  STEVE KEREKES
                  MELANIE KEREKES
                  JIM OATTES
                  GRACE DEBRABANDERE
                  JIM REDDON
                  MONICA REDDON
                  TOM DAVIS
                  JANE DAVIS

                  (collectively, the "Vendors")

                  - and -

                  TELEPLUS ENTERPRISES INC.

                  (the "Purchaser")

                  - and -

                  TELEPLUS CONNECT CORP.

                  (the "Corporation")

WHEREAS pursuant to a share purchase agreement made as of March 28, 2004 among the Purchaser, the Vendors and the Corporation (the "Share Purchase Agreement"), the Purchaser purchased all of the issued and outstanding common shares in the capital of the Corporation (the "Purchased Shares") on the terms and conditions contained therein;

AND WHEREAS the Purchaser, the Vendors and the Corporation entered into an amending agreement dated December, 2005 to amend certain of the terms and conditions of the Share Purchase Agreement (the "Amendment");

AND WHEREAS the Purchaser's obligations to pay the consideration for the Purchased Shares to the Vendors in accordance with the terms of the Share Purchase Agreement (the "Obligations") are secured by: (i) a Guarantee Agreement (the "Guarantee") dated May 11, 2005 between the Corporation and the Vendors;
(ii) a General Security Agreement (the "GSA") dated May 11, 2005 between the Corporation and the Vendors granting the Vendors a security interest in and to all undertakings, property and assets of the Corporation; and (iii) a Share Pledge Agreement (the "Pledge") dated May 11, 2005 between the Purchaser and the Vendors pledging all of the Purchased Shares to the Vendors (collectively, the "Security Documents" and together with the Share Purchase Agreement, the "Documents")(the security interests, pledges and other rights created by the Security Documents are hereinafter referred to as the "Security");

AND WHEREAS the Purchaser has proposed, and the Vendors have agreed, that in lieu of the consideration which remains payable to them under the terms of the Share Purchase Agreement, the Vendors accept as full and final satisfaction of the Obligations the amount of $3,655,000 (without the payment by Purchaser of any interest thereon) payable by the Purchaser to the Vendors in 43 equal monthly instalments on the first day of each month commencing August 1, 2006 of the amount of $50,000 in cash and $35,000 in shares of the Purchaser's common stock (with said shares to be paid as provided herein) (the "Settlement Consideration");

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, it is agreed between the Parties as follows:

                                  ARTICLE 5 -
                                 INTERPRETATION

5.1   Defined Terms

Capitalized terms used in this Agreement without definition have the meanings specified in the Share Purchase Agreement. All references herein to the Share Purchase Agreement shall mean the Share Purchase Agreement as amended by the Amendment.

5.2   Governing Law

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

5.3   Arbitration

All disputes in connection with or arising out of the existence, validity, construction, interpretation, performance payments, and termination of this Agreement (or any terms hereof), which the Parties hereto are unable to resolve between themselves, whether in law or in equity, shall be settled in accordance with the provisions of Article 11 of the Share Purchase Agreement.

5.4   Interpretation Not Affected by Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

5.5   Severability

If any provision hereof is held to be illegal, invalid or unenforceable in any jurisdiction, such provision shall be deemed to be severed from the remainder of this Agreement with respect only to such jurisdiction and the remaining provisions of this Agreement shall not be affected thereby and shall continue in full force and effect.

5.6   Currency

All references in the Share Purchase Agreement or this Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

5.7   Inclusion

Where the word "including" or "includes" is used in this Agreement, it shall mean "including (or includes) without limitation".

5.8   Accounting Terms

All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

                                  ARTICLE 6 -
                             CHANGE IN PAYMENT TERMS

2.1   Change in the Payment Terms

From and after the date set forth above, the Vendors hereby agree, notwithstanding any other provision of the Share Purchase Agreement, to accept the Settlement Consideration as full and final consideration for the Purchased Shares, in lieu of the Obligations which remains currently payable under the Share Purchase Agreement. The Settlement Consideration shall be paid to the Vendors in 43 equal monthly instalments as follows: (a) on the first business day of each calendar month (a "Payment Date") commencing August 1, 2006 and continuing for 42 months thereafter the amount of $50,000 in cash. In addition, an commencing on the earlier of: (i) November 1, 2006; or (ii) the effective date of the registration statement filed by Purchaser in connection with Section 2.3(a) below, and continuing for 42 months thereafter the amount of $35,000 in shares of the Purchaser's common stock (each share a "Consideration Share", collectively the "Consideration Shares"). The obligation of the Purchaser to issue and deliver the Consideration Shares to the Vendors is hereinafter referred to as the ("Share Payment Obligation"). Purchaser shall not pay Vendors any interest on the Settlement Consideration or with respect to the payments set forth in this section. Vendors expressly agree and acknowledge that, except as set forth in this Agreement, Purchaser shall have no further payment obligations to Vendors, including, but not limited to those obligations set forth in Article 2 of the Share Purchase Agreement.

In the event that the registration statement filed by Purchaser (as set forth below) is not effective at the time that the first or any subsequent Share Payment Obligation is due, Purchaser shall pay the Share Payment Obligation by paying to the Vendors the sum of $35,000 cash.

2.2 Consideration Shares. The number of Consideration Shares to be delivered on each Payment Date shall be the number of Consideration Shares determined by dividing the payment amount of $35,000 per Payment Date by the average closing bid price for the Purchaser's common stock, as quoted by NASDAQ or an equivalent quotation system, for the five (5) trading days that immediately precede the relevant Payment Date (the "Deemed Share Price").

2.3   Registration Rights

      (a) Following execution of this Agreement, the Purchaser will use its best efforts and shall promptly (the "Registration Period") prepare and file a registration statement under the Securities Act of 1993, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time (the "Securities Act") on any form that will permit the registration of up to 16,000,000 Consideration Shares, or such amount of Consideration Shares of the Purchaser sufficient to satisfy the Purchaser's Share Payment Obligation to the Vendors. The aforementioned registration statement shall be effective for the entire time period during which Purchaser owes Vendors the Consideration Shares. In the event that said registration statement is not effective during a time period when Purchaser owes Vendors the Consideration Shares, then Purchaser shall pay the Share Payment Obligation by paying to the Vendors the sum of $35,000 cash (for each period where such a payment is due). To the extent that Purchaser pays the Vendors in cash, such payment shall reduce the amount of Settlement Consideration owed by the Purchaser to the Vendors.

      (b) If at anytime the Purchaser determines to file a registration statement under the Securities Act on any form that would also permit the registration of up to 16,000,000 Consideration Shares, or such amount of Consideration Shares of the Purchaser sufficient to satisfy the Purchaser's Share Payment Obligation to the Vendors, other than by a registration in connection with an acquisition in a manner which would not permit registration of registrable securities for sale to the public, on Form S-8, or any successor form thereto, or on Form S-4, or any successor form thereto, and such filing is to be on its behalf and/or on behalf of selling holders of its securities for general registration of common stock to be sold for cash pursuant to a public offering, the Purchaser shall promptly give the Vendors written notice of such determination setting forth the date on which the Purchaser proposes to file such registration statement, which date shall be no earlier than thirty (30) days after the date of such notice, and advising the Vendors of their right to have the Consideration Shares included in such registration. Upon the written request of the Vendors received by the Purchaser no later than ten (10) days after the date of the Purchaser's notice (which request shall specify the registrable securities intended to be disposed of by such holders of registrable securities and the intended method of disposition thereof), the Purchaser shall use its best efforts to cause to be registered under the Securities Act and included in such public offering all of the Consideration Shares that the Vendors have so requested to be registered. The Vendors may only exercise the aforementioned right once.

      (c) If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Purchaser), the total amount of such securities to be so registered, including such Consideration Shares, will exceed the maximum amount of the Purchaser's securities which can be marketed: (i) at a price reasonably related to the then current market value of such securities; or (ii) without otherwise materially and adversely affecting the entire offering; then the Purchaser shall be entitled to reduce the number of Consideration Shares; provided however that in any such case the number of shares of securities to be registered on behalf of all other selling stockholders is reduced on a pro rata basis based on the aggregate number of securities owned by each selling stockholder at the time of filing the registration statement.

      (d) The Purchaser has right to designate CIBC Wood Gundy, 1250 Rene-Levesque Blvd. West, Suite 3100, Montreal, Quebec, H3B 4W8, Canada, or such other broker as the Purchaser may reasonably select, as the broker (the "Broker") that will sell the Consideration Shares. Purchaser further undertakes to have the Broker sell the Consideration Shares within ninety (90) days after the Vendors place the Consideration Shares with the Broker (the "Share Sale Time Period"). Vendors agree to use the Broker to sell the Consideration Shares. In addition, the Vendors agree to place said Consideration Shares with the Broker immediately after the issuance of the Consideration Shares to the Vendors. In the event that said Consideration Shares have not been sold prior to the expiration of the Share Sale Time Period, then the Vendors may notify Purchaser that they desire to cancel the remaining Consideration Shares and instead request that Purchaser make cash payment(s) to Vendors with respect to the remaining Consideration Shares. For clarity, this provision only relates to the Consideration Shares not sold within the Share Sale Time Period and not to future payments (which may be made by the Purchaser with Consideration Shares)

      (e) All expenses incurred by the Purchaser in connection with the foregoing registrations, including, without limitation, all registration, filing and qualification fees, blue sky fees and expenses, printing expenses, fees and disbursements of counsel for the Purchaser, expenses of any special audits incidental to or required by such registration will be borne by the Corporation. All selling expenses, including any and all fees, commissions, discounts or similar payments made to any broker or dealer in connection with the sale of any securities shall be borne by the holder of such securities.

2.4   Other Provisions Unchanged

Except for agreements expressly made by this Agreement with respect to the satisfaction of the Obligations through the payment of the Settlement Consideration as herein provided, all other provisions of the Share Purchase Agreement shall remain and continue to have full force and effect as set forth therein.

                                  ARTICLE 7 -
                              ADDITIONAL AGREEMENTS

3.1   Acknowledgements of the Purchaser

The Purchaser acknowledges and agrees that:

      (a) as modified by the provisions set forth herein, the Security is valid, binding and fully enforceable, and shall continue to be fully enforceable, by the Vendors in accordance with the terms thereof, and the Vendors are entitled to exercise all of their respective rights and remedies in respect of the Obligations, including under the Security;

      (b) the Vendors are in material compliance with any obligations to it, whether under the Documents or otherwise;

      (c) except as otherwise provided herein, none of the Documents have been released, discharged, waived, or varied, that they all remain binding upon the Purchaser and the Corporation and are valid and enforceable against them in accordance with the terms thereof;

      (d) it, together with the Corporation as guarantor, have jointly requested the Vendors to accept the Settlement Consideration in lieu of the Obligations payable to the Vendors under the terms of the Share Purchase Agreement;

      (e) it consents, following Default, to the Vendors taking such steps as they deem necessary in their discretion to collect the Obligations and to enforce the Documents.

3.2   Acknowledgements of the Corporation

The Corporation hereby acknowledges and agrees to and in favour of the Vendors that:

      (a)   the Guarantee is in full force and effect, unamended;

      (b) as modified by the provisions set forth herein, the Security is valid, binding and fully enforceable, and shall continue to be fully enforceable, by the Vendors in accordance with the terms thereof, and the Vendors are entitled to exercise all of their respective rights and remedies in respect of the Obligations, including under the Security;

      (c)   it consents to the Purchaser entering into this Agreement;

      (d)   it  has  obtained  such   independent   legal  advice  as  it  deems
            appropriate in the circumstances;

      (e) it together with the Purchaser have jointly requested the Vendors to accept the Settlement Consideration in lieu of the Obligations payable to the Vendors under the terms of the Share Purchase Agreement;

      (f) it consents, following Default, to the Vendors taking such steps as they deem necessary in their discretion to collect the Obligations and to enforce the Documents.

3.3   Acknowledgements of the Vendors

The Vendors acknowledges and agrees that:

      (a) the Purchaser and the Corporation are in material compliance with any obligations to them, whether under the Documents or otherwise;

      (b) except as otherwise provided herein, none of the Documents have been released, discharged, waived, or varied, that they all remain binding upon the Vendors and are valid and enforceable against them in accordance with the terms thereof; and

      (c) the Vendors have jointly requested that the Corporation and the Purchaser accept the Settlement Consideration in lieu of the Obligations payable to the Vendors under the terms of the Share Purchase Agreement.

3.3   Representations and Warranties

(a) Each of the Purchaser and the  Corporation  hereby  represent and warrant to
the  Vendors,   and   acknowledge   that  the  Vendors  are  relying  upon  such
representations and warranties in entering into this Agreement, as follows:

      (1) all corporate action necessary for the authorization, execution, delivery and performance of this Agreement by it has been duly authorized and taken by it;

      (2) this Agreement, when duly executed and delivered by it, will constitute a legal, valid and binding obligation, enforceable against it in accordance with its terms, except that: (a) the rights and remedies of the Vendors hereunder may be subject to and affected by the laws relating to bankruptcy, insolvency, reorganization and creditors' rights generally; and (b) a court may or may not order an injunction, specific performance or other equitable remedy with respect to any particular provision of this Agreement; and

      (3) there is no provision of any by-law, directors' or shareholders' resolution, indenture or agreement, written or oral, of or in respect of it or under which it is obligated and, to its knowledge, there is no statute, rule, regulation, judgment, decree or order of any court or agency binding on it, that would be contravened by the execution and delivery of this Agreement, or by the performance of any provision, condition, covenant or other term hereof.

(b) The Vendors hereby represent and warrant to the Purchaser and the Corporation and acknowledge that the Purchaser and the Corporation are relying upon such representations and warranties in entering into this Agreement, as follows:

      (1) all action necessary for the authorization, execution, delivery and performance of this Agreement by them has been duly authorized and taken by them;

      (2) this Agreement, when duly executed and delivered by each Vendor, will constitute a legal, valid and binding obligation, enforceable against them in accordance with its terms, except that: (a) the rights and remedies of the Purchaser and the Corporation hereunder may be subject to and affected by the laws relating to bankruptcy, insolvency, reorganization and creditors' rights generally; and (b) a court may or may not order an injunction, specific performance or other equitable remedy with respect to any particular provision of this Agreement; and

      (3) there is no provision of any indenture or agreement, written or oral, of or in respect of it or under which they are obligated and, to their knowledge, there is no statute, rule, regulation, judgment, decree or order of any court or agency binding on them, that would be contravened by the execution and delivery of this Agreement, or by the performance of any provision, condition, covenant or other term hereof.

3.4   Events of Default

There shall be a default ("Default") hereunder if Vendors provide Purchaser and Corporation with written notice of any of the following and within five (5) days after such notice Purchaser and/or the Corporation, as the case may be, have failed to cure such Default:

      (a)   the  Purchaser   fails  to  make  any  payment  of  the   Settlement
            Consideration to the Vendors in accordance with the provisions hereof;

      (b) the Purchaser or the Corporation breaches or defaults in performing, complying with or fulfilling any material covenant, agreement, undertaking, condition or obligation in, under or pursuant to this Agreement in any material respect;

      (c) the Purchaser applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for it or any of its property, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for it or for any of its property, or if it makes a general assignment for the benefit of creditors, or if a bankruptcy, insolvency, reorganization, readjustment, arrangement, composition, moratorium or other case or proceeding seeking similar relief, or any dissolution, liquidation or winding-up proceeding under any bankruptcy, insolvency, moratorium, corporate or other analogous law or provision is commenced in respect of either it or any of its property or, if such case or proceeding is not commenced by it, is consented to or acquiesced in by it, or if it takes any corporate or other action to authorize, or in furtherance of, any of the foregoing;

      (d) the Corporation is in default, after the expiration of the applicable cure period(s), if any, under that certain Forbearance Agreement dated July 1, 2006 entered into by and among the Telizon Shareholders, the 15005365 Shareholders, the Corporation, Telizon, Inc. and 15005365, Inc.

3.5   Rights of Vendors Upon Default

Notwithstanding any provision in this Agreement or any of the Documents to the contrary, following the occurrence of any Default the Vendors shall have immediate access to any or all of the rights and remedies available to them, under the Documents or otherwise, including without limiting the generality of the foregoing the immediate issuance of a receiving order pursuant to the provisions of the Bankruptcy and Insolvency Act (Canada) with respect to all assets and business affairs of the Corporation.

3.6   No Waiver

Nothing in this Agreement shall be deemed to be a waiver of the rights and remedies of the Vendors under this Agreement or of any of the Documents or those granted by applicable law, all of which rights and remedies are preserved and remain in full force and effect subject to the terms of this Agreement.

                                  ARTICLE 8 -
                      SECURITY CONTINUING AND NOT AFFECTED

8.1   Guarantee

The Corporation hereby confirms that the guarantees of the Corporation under the terms of the Guarantee shall remain in full force and effect. For greater certainty, the Corporation hereby guarantees to the Vendors and their successors and assigns, forthwith upon demand, prompt and complete payment of the Settlement Consideration (or, in the event of a Default, the Obligations).

8.2   General Security Agreement

The Corporation hereby confirms that the security interests created on its assets pursuant to the GSA shall remain in full force and effect. For greater certainty, the security interests thereby created shall secure the performance by the Corporation of its obligations under the Guarantee and this Agreement.

8.3   Share Pledge Agreement

The Purchaser hereby confirms that, except as modified herein, the security interests created on the Purchased Shares pursuant to the Pledge shall remain in full force and effect. For greater certainty, the security interests thereby created shall secure the payment by the Purchaser of all amounts arising in connection with or pursuant to the Share Purchase Agreement, as modified by this Agreement.

8.4   Further Assurances

The Purchaser and the Corporation hereby undertake to do all such acts and things and execute and deliver such deeds, transfers, assignments and instruments as the Purchasers may reasonably require in connection with the preservation of the guarantees and security interests to which reference is made in this Article 3.

                                  ARTICLE 9 -
                                     GENERAL

9.1   Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth herein. No modification or amendment of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and duly executed by the parties hereto or thereto and then such modification or amendment shall be effective only in the specific instance and for the purpose for which it was given.

9.2   Amendments

This Agreement may only be amended, modified or supplemented by a written agreement signed by all of the parties to this Agreement.

9.3   Rights Cumulative

All rights and remedies of the Vendors set out in this Agreement and in the Documents will be cumulative and no such right or remedy contained herein or therein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or therein. The taking of a judgment or judgments with respect to the Settlement Consideration or the Obligations or any of the obligations of the Purchaser or the Corporation will not operate as a merger of any of the covenants or representations contained in this Agreement or the Documents.

9.4   Counterparts.

This amending agreement may be executed in counterparts, each of which, either in original or facsimile form, shall constitute an original and all of which taken together shall constitute one and the same instrument.

                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF this amending agreement has been executed by the Parties as of the date first above written.

TELEPLUS ENTERPRISES INC.

By: /s/ Marius Silvasan
    ----------------------------------------
    Marius Silvasan, Chief Executive Officer


                                            /s/ Steve Kerekes
-----------------------------------         ------------------------------------
Witness:                                    Steve Kerekes


                                            /s/ Jim Oattes
-----------------------------------         ------------------------------------
Witness:                                    Jim Oattes


                                            /s/ Jim Reddon
-----------------------------------         ------------------------------------
Witness:                                    Jim Reddon


                                            /s/ Melanie Kerekes
-----------------------------------         ------------------------------------
Witness:                                    Melanie Kerekes


                                            /s/ Grace Debrabandere
-----------------------------------         ------------------------------------
Witness:                                    Grace Debrabandere


                                            /s/ Monica Reddon
-----------------------------------         ------------------------------------
Witness:                                    Monica Reddon


                                            /s/ Tom Davis
-----------------------------------         ------------------------------------
Witness:                                    Tom Davis


                                            /s/ Jane Davis
-----------------------------------         ------------------------------------
Witness:                                    Jane Davis

TELEPLUS CONNECT CORP.

By:  /s/ Tom Davis
     ----------------------------------------
Its: CEO
     ----------------------------------------


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